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                                                                   EXHIBIT 10.54


                           GAS AND NATURAL GAS LIQUIDS
                               PURCHASE AGREEMENT


                              DATED MARCH 14, 2000


                                     BETWEEN



                        SOUTHERN PRODUCER SERVICES, L.P.,
                                   AS "BUYER"

                                       AND

                           TRANSTEXAS GAS CORPORATION,
                                   AS "SELLER"


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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I.          DEDICATION AND QUANTITY.......................................................................2

ARTICLE II.         PRICE OF GAS AND NATURAL GAS LIQUIDS..........................................................4

ARTICLE III.        SELLER'S POINT(S) OF DELIVERY.................................................................5

ARTICLE IV.         TERM..........................................................................................5

ARTICLE V.          NOTICES.......................................................................................5

ARTICLE VI.         GENERAL.......................................................................................6

EXHIBIT "A".....................................................................................................A-1
         Section I.        Definitions..........................................................................A-1
         Section II.       Transportation, Processing and Dehydration/Treating..................................A-9
         Section III.      Measuring Equipment and Testing......................................................A-9
         Section IV.       Measurement Specifications..........................................................A-11
         Section V.        Quality.............................................................................A-11
         Section VI.       Delivery Pressure...................................................................A-11
         Section VII.      Taxes...............................................................................A-12
         Section VIII.     Billings and Payments...............................................................A-12
         Section IX.       Title, Possession and Responsibility................................................A-13
         Section X.        Warranty of Title...................................................................A-14
         Section XI.       Force Majeure.......................................................................A-14
         Section XII.      Remedy for Breach...................................................................A-16
         Section XIII.     Assignment..........................................................................A-17
         Section XIV.      Laws and Regulations................................................................A-17
         Section XV.       [Reserved]..........................................................................A-18
         Section XVI.      Miscellaneous.......................................................................A-18

EXHIBIT "B"

EXHIBIT "C"


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                 GAS AND NATURAL GAS LIQUIDS PURCHASE AGREEMENT

         THIS GAS AND NATURAL GAS LIQUIDS PURCHASE AGREEMENT (herein called this "Agreement") is made and entered into as of the 14th Day of March, 2000, by and between SOUTHERN PRODUCER SERVICES, L.P., a Delaware limited partnership (herein called the "Buyer") and TRANSTEXAS GAS CORPORATION, a Delaware corporation herein called the "Seller"). Buyer and Seller are sometimes referred to singularly as "Party" and collectively as "Parties". Certain capitalized terms used herein are defined as set forth in Exhibit A hereto or as otherwise indicated.

                                   WITNESSETH:

         WHEREAS, Seller has heretofore filed for protection under Chapter 11 of the Bankruptcy Code in Case No. 99-21550 in the United States Bankruptcy Court (herein called the "Court") for the Southern District of Texas (Corpus Christi Division), entitled "In re: TransTexas Gas Corporation, et. al." (herein called the "Bankruptcy Case");

         WHEREAS, pursuant to the Bankruptcy Case, the Court has issued an order (herein called the "Bankruptcy Order") granting Seller's motion for permission to (1) sell the Production Payment (as hereinafter defined) and enter into and deliver to Grantee (as hereinafter defined) the Conveyance (as hereinafter defined) and other ancillary marketing, transportation and processing agreements and (2) amend or amend and restate and affirm certain existing marketing, transportation and processing agreements with third parties in order to relinquish certain of Seller's capacity under such existing marketing, transportation and processing agreements as is required for Buyer to market, transport and/or process the Production Payment hydrocarbons that Buyer and Fund V (as hereinafter defined) and Fund VI (as hereinafter defined) own or control and such other volumes of hydrocarbons as Buyer shall purchase from Seller or other third parties;

         WHEREAS, pursuant to the Bankruptcy Order, Seller and Grantee have entered into that certain Production Payment Conveyance (herein, as from time to time amended, restated or otherwise modified, called the "Conveyance"), dated as of March 14, 2000, from and by Seller, as grantor, and Buyer, TCW Portfolio No. 15555 DR V Sub-Custody Partnership, L.P. (herein called "Fund V") and TCW DR VI Investment Partnership, L.P. (herein called "Fund VI") (in such capacity, Fund VI together with Buyer and Fund V, collectively called the "Grantee"), whereby Seller has granted, bargained, sold, conveyed, assigned, transferred, set over and delivered to Grantee a term overriding royalty interest (herein called the "Production Payment") in the Subject Interests (as defined in the Conveyance and herein so called);

         WHEREAS, pursuant to the terms of the Conveyance, production from the Subject Interests shall be dedicated to the Grantee as (1) at fifty percent (50%) from March 1, 2000 until 9:00 a.m., Central Time, on September 1, 2000,
(2) at sixty-two percent (62%) from 9:00 a.m., Central Time, on September 1, 2000 until 9:00 a.m., Central Time, on March 1, 2001 and (3) seventy percent

(70%) from and after 9:00 a.m., Central Time, on March 1, 2001 until the Termination Time (herein called the "Dedication Percentage");

         WHEREAS, pursuant to the Bankruptcy Order, Seller and Grantee have entered into that certain Purchase Agreement (herein, as from time to time amended, restated, supplemented or otherwise modified, called the "Purchase Agreement"), dated as of March 14, 2000, between Seller and Grantee and TCW Asset Management Company, as agent on behalf of Fund V and Fund VI (herein called the "Funds Agent"), whereby Seller has sold the first component of the Production Payment to Grantee pursuant to the Conveyance, and Grantee has purchased the same from Seller;

         WHEREAS, the Grantee and Buyer have entered into that certain Production Sales Agreement (as defined in the Purchase Agreement and herein, as from time to time amended, restated, supplemented or otherwise modified, called the "Production Sales Agreement"), dated as of March 14, 2000, pursuant to which Buyer has agreed to purchase, and Grantee has agreed to sell, Grantee's interest in the Production Payment hydrocarbons; and

         WHEREAS, subject to the terms and conditions hereinafter set forth, Buyer desires to purchase certain quantities of Gas from Seller and Seller desires to sell such quantities of Gas to Buyer;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the Parties hereto covenant and agree as follows:


                                   ARTICLE I.
                             DEDICATION AND QUANTITY

         1.1 Subject to the other provisions of this Agreement, Seller does hereby commit and dedicate to the performance of this Agreement and agrees to sell and deliver to Buyer hereunder one hundred percent (100%) of the Gas production which Seller owns, controls or has the right to sell, pursuant to the Conveyance (as such Exhibit may from time to time be amended, restated, supplemented, or otherwise modified) and that is capable of being transported to Buyer's Purchaser under contracts with Buyer's Transporters (herein called the "Marketed Volumes"). Seller represents and warrants that it has the right to market and sell to Buyer hereunder the Marketed Volumes. Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms of this Agreement all of the Marketed Volumes which are actually delivered to and accepted by Buyer's Purchaser.

         1.2 During the term hereof and as required by the applicable Buyer's Marketing Agreements, Seller shall provide to Buyer, or to Buyer's designee, a written nomination setting forth the quantity of Gas to be delivered to Buyer, or to Buyer's designee, each Day during such Month (herein called the "First-of-the-Month Nominated Quantity"). Seller shall provide to Buyer, or to Buyer's designee, such notice as is required by the applicable Buyer's Marketing Agreements prior to

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any Day for which Seller desires to nominate a quantity of Gas for sale and delivery hereunder that is different from the First-of-the-Month Nominated Quantity.

         1.3 In no event shall the volumes of Gas that Seller is obligated to sell and deliver to Buyer, or to Buyer's designee, or that Buyer or Buyer's designee have agreed to purchase and receive from Seller under the terms of this Agreement ever exceed the volumes of Gas which can be legally produced or purchased under the applicable rules and regulations of the Railroad Commission of Texas.

         1.4 In consideration of the execution and delivery of this Agreement by the Buyer, the Seller hereby indemnifies, exonerates and holds the Buyer and each of its respective officers, directors, employees and agents (herein, collectively, called the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred in connection therewith (irrespective of whether any such Indemnified Party is a Party to the action for which indemnification hereunder is sought), excluding any portion of such actions, causes of action, suits, losses, costs, liabilities, damages and expenses (including, without limitation attorney's fees and disbursements) resulting from the gross negligence or wilful misconduct of any Indemnified Party (herein collectively called the "Indemnified Amounts"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to (1) Buyer's Marketing Agreements or (2) this Agreement. IT IS UNDERSTOOD BY THE PARTIES HERETO THAT THE INDEMNITIES BY SELLER IN FAVOR OF THE BUYER IN THIS AGREEMENT SHALL BE APPLICABLE NOTWITHSTANDING THAT ANY INDEMNIFIED AMOUNTS OTHERWISE COVERED BY THIS AGREEMENT ARE ATTRIBUTABLE TO THE NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE OR WILFUL MISCONDUCT) OF BUYER (WITHOUT REGARD TO WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE), ANY PRE-EXISTING CONDITION OR DEFECT OR ANY FORM OF STRICT LIABILITY.

         1.5 In the event that Buyer incurs, owes or is liable for any Indemnified Amount under Section 1.4 above, Seller shall pay such Indemnified Amount by wire transfer of immediately available funds to Buyer within five (5) days following Buyer's written demand therefor. In addition to, and not in limitation of the foregoing, Buyer is hereby authorized at any time and from time to time, without notice to Seller, to setoff and apply any and all sums held and any other sums at any time owing to or for the credit or the account of Seller against any and all sums owing to Buyer (including, without limitation, reasonable attorney's fees and disbursements and any Indemnified Amount), together with interest on such amounts at the Agreed Rate until paid in full, irrespective of whether or not Buyer will have made any demand under this Agreement. Buyer agrees promptly to notify Seller after any such setoff and application. The rights of the Buyer under this Section 1.5 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Buyer may have. The provisions of Sections 1.4 and 1.5 shall survive the termination of this Agreement.


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                                   ARTICLE II.
                      PRICE OF GAS AND NATURAL GAS LIQUIDS

         2.1 The Price per MMBtu of Gas on which the Net Price shall be determined shall be the Price per MMBtu paid, calculated each Month by the relevant Buyer's Purchaser for such Gas (excluding Products of Processing) delivered hereunder during each applicable calendar Month from each field listed in Exhibit B hereto. As described in Section VIII of Exhibit A, Buyer will pay the Net Price to Seller for all Marketed Volumes (including Products of Processing) delivered to Buyer and subsequently delivered to the relevant Buyer's Purchaser and accepted and paid for by such Buyer's Purchaser hereunder.

         2.2 Notwithstanding anything contained in Paragraph 2.1 above to the contrary, if deliveries of volumes of Gas from any of the fields listed on Exhibit B give rise to an adjustment in Price under any Buyer's Marketing Agreement, then the price for any such volumes of Gas delivered by Seller during that month shall be a price per MMBtu equal to the applicable Price, with adjustments thereto on account of such deliveries pursuant to the terms of the applicable Buyer's Marketing Agreements for such Gas.

         2.3 If, during the term of this Agreement, the index or trade publication cited in any Buyer's Sales Contract above ceases to exist or be published, the provisions of such Buyer's Sales Contract with respect to a replacement index or pricing mechanism for such Buyer's Sales Contract shall apply in determining the Price for Gas from such field hereunder. Otherwise, the Parties will endeavor to mutually agree to a replacement index or pricing mechanism for Gas from such field. In the event the Parties cannot agree to a replacement index or pricing mechanism for such Gas, then this Agreement shall terminate with respect to the purchase of Gas from such field at the end of the last Day for which an agreed upon price is applicable.

         2.4 Subject to the terms of Section VII of Exhibit A, Prices paid by Buyer under this Article II are inclusive of severance tax reimbursement to Buyer.

         2.5 The price payable for all volumes of Products of Processing which are redelivered for the account of Buyer after processing by Buyer's Processor, if any, shall be the Market Price per gallon then in effect for such Products of Processing. Seller shall have the right to elect, from time to time on prior written notice to Buyer and the relevant Buyer's Processor, to process or not process Seller's Gas for the recovery of Products of Processing in accordance with the terms and provisions of the respective Buyer's Processor's contract.


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


                                  ARTICLE III.
                          SELLER'S POINT(S) OF DELIVERY

         3.1 The points of delivery from Seller to Buyer for each field listed on Exhibit B shall be the delivery point specified for such field as "Seller's Delivery Point" on such Exhibit. In the event Seller delivers or causes to be delivered Gas at any other delivery point, Buyer shall (to the extent it is reasonably able to under the Buyer's Marketing Agreements) accept delivery subject to a reduction in Net Price as provided in the definition of such term to compensate Buyer for the reasonable charges, if any, resulting therefrom, otherwise Buyer, or Buyer's designee, may elect not to accept delivery.

                                   ARTICLE IV.
                                      TERM

         4.1 Subject to the other provisions hereof, this Agreement shall be effective with respect to production from and after 9 A.M. on March 1, 2000, and shall remain in full force and effect for a primary term equal to the greater of
(a) three (3) years or (b) a period equal to the term of the Production Payment, and Month to Month thereafter until terminated by either Party upon at least thirty (30) Days' prior notice given in writing or by facsimile to the other Party, which termination shall be effective on the first Day of the Month following the expiration of such thirty (30) Day notice period; provided, however, Buyer may terminate this Agreement, in full or in part, at any time upon the giving of thirty (30) days notice of such termination to Seller, which termination shall be effective as of the first Day of the Month following the expiration of such thirty (30) Day notice period.

                                   ARTICLE V.
                                    NOTICES

         5.1 Any notice, request, demand, statement, payment or bill provided for in this Agreement, or any notice which a Party may desire to give to the other, shall be in writing and shall be considered as duly delivered as of the date of transmittal if mailed by the U.S. Postal Service, telefaxed, wire or courier expressed to the other Party at the following address:

BUYER:
         Notices & Correspondence:          Southern Producer Services, L.P.
                                            1200 Smith Street, Suite 2890
                                            Houston, Texas 77002
                                            Attention: David W. Stewart
                                            Phone:  (713) 276-1902
                                            Facsimile:  (713) 276-1990


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         Billing:                           Southern Producer Services, L.P.
                                            1200 Smith Street, Suite 2890
                                            Houston, Texas 77002
                                            Attention: Ron Franklin
                                            Phone:  (713) 276-1916
                                            Facsimile:  (713) 276-1990

SELLER:
         Notices & Correspondence:          TransTexas Gas Corporation
                                            1300 North Sam Houston Parkway East
                                            Suite 310
                                            Houston, Texas  77032-2949
                                            Attention:  Gas Marketing
                                            Phone:  (281) 987-8600
                                            Facsimile:  (281) 986-8840

         Payments By Wire Transfer:         TransTexas Gas Corporation
                                            Bank of New York
                                            48 Wall Street
                                            New York, New York
                                            ABA # 021-000-018
                                            For the Account of GMAC Commercial
                                            Credit LLC
                                            Acct. # 809-0653-114
                                            GAS - For further credit to
                                            account #904361
                                            CONDENSATE/LIQUIDS - For further
                                            credit to account #904200

         5.2 Either Party may change addresses by giving written notice to the other Party.

                                   ARTICLE VI.
                                     GENERAL

         6.1 The GENERAL TERMS AND CONDITIONS attached hereto as Exhibit "A" are incorporated herein as if set forth in full. In the event of any conflict between the terms and conditions contained in this Agreement and the terms and conditions contained in Exhibit "A", then the provisions contained in the body of this Agreement shall prevail.

         6.2 ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BUYER OR THE SELLER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT


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ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE BUYER'S
OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE SELLER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE
COURTS OF THE STATE OF TEXAS AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE SELLER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. THE SELLER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER
MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE SELLER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE SELLER
HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         6.3 SELLER AND BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BUYER, OR THE SELLER. EACH OF THE BUYER AND SELLER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH PARTY'S ENTERING INTO THE PRODUCTION PAYMENT DOCUMENTS AND THIS AGREEMENT.

         6.4 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which shall taken together constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original hereto.

                            [Signature pages follow]


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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate originals by their duly authorized officers effective as of the Day and Year first hereinabove written.

SELLER:                                    BUYER:

TRANSTEXAS GAS CORPORATION                 SOUTHERN PRODUCER SERVICES, L.P.
                                           By: SC Ashwood Holdings, as its
                                               general partner


By:                                        By:
   ----------------------------------          ---------------------------------
Name:     Ed Donahue                       Name:     David W. Stewart
Title:    Vice President                   Title:    Vice President



ACKNOWLEDGED AND AGREED TO:

GMAC COMMERCIAL CREDIT LLC



By:
   ----------------------------------
Name:
Title:



                                      S-1